U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2007

Triton Petroleum Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-49950	98-0232018
(Commission File No.)	(IRS Employer Identification No.)

14 Garrison Inn Lane
Garrison, NY 10524
(845) 424-4100
(Address and telephone number of principal executive offices and place of business)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -	Other Events
Item 8.01	Other Events

The Registrant will, effective April 2, 2007, be relocating the office of the Company to the following address:

c/o Alpha Corporate Advisors, LLC
68 South Service Road
Suite 100
Melville, NY 11747
Phone: 631-577-4088
Fax: 631-577-4089

The Registrant will be located in the office of a consulting company of its Interim President, James W. Zimbler, until a more permanent location is determined. The Registrant will be paying the Interim President’s consulting company minimal rent in the amount of $200 per month. The space is adequate for the current needs of the Registrant at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRITON PETROLEUM GROUP, INC.

Date: March 28, 2007	By:	/s/ James W. Zimbler

Title: Interim President